32.1     Certification of the Chief Executive Officer of Darwin Resources, Inc. pursuant to Section 906 of the Sarbanes Oxley Act of 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Darwin Resources, Inc. (the "Company") for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Mark Rentschler, Chief Executive Officer of Darwin Resources, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 12, 2010	/s/ MARK RENTSCHLER
Mark Rentschler
Chief Executive Officer